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                             BARR ROSENBERG SERIES TRUST


                          Supplement dated February 23, 1998

                                          to

                            Prospectus dated July 18, 1997



     Effective February 20, 1998 (the "Closing Date"), the U.S. Small Capitalization Series has been closed to new investors (except as otherwise provided below). The following categories of investors will still be permitted to purchase shares of the U.S. Small Capitalization Series: (i) shareholders of the U.S. Small Capitalization Series on the Closing Date will be permitted to purchase additional shares of the U.S. Small Capitalization Series for as long as they continue to own shares of such Fund; (ii) shareholders who beneficially own shares of the U.S. Small Capitalization Series on the Closing Date through a registered investment adviser or financial adviser will be permitted to purchase additional shares of the U.S. Small Capitalization Series for as long as they beneficially own shares of such Fund; (iii) participants in any self-directed qualified benefit plan (for example, 401(a), 401(k), 457 and 403(b) plans) will be eligible to direct the purchase of the shares of the U.S. Small Capitalization Series by their plan account for as long as the plan continues to own shares of such Fund for any single plan participant; and (iv) participants in certain "wrap programs" that have entered into contractual arrangements with the Trust and/or Distributor will be eligible to purchase shares of the U.S. Small Capitalization Series for as long as the "wrap program" continues to own shares of such Fund.

     In the event (i) a shareholder redeems all of his, her or its shares of the U.S. Small Capitalization Series; (ii) a shareholder who beneficially owns shares of such Fund through a registered investment adviser or financial adviser redeems all of his, her or its shares of such Fund; (iii) all participants in a benefit plan described above redeem their shares of such Fund; and (iv) a "wrap program" described above ceases to own shares of such Fund, such shareholder, such shareholder who beneficially owns shares through a registered investment adviser or financial adviser, the participants in such benefit plan, and the participants in such "wrap program", respectively, will no longer be eligible to purchase shares of the U.S. Small Capitalization Series.

     Shareholders of other Funds will not be permitted to exchange any of their shares for shares of the U.S. Small Capitalization Series unless such shareholders are independently eligible to purchase shares of the U.S. Small Capitalization Series as described above. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all


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sales of shares of the U.S. Small Capitalization Series or the lifting of restrictions on different classes of investors and/or transactions.



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